CERTAIN PENDING LITIGATION MATTERS AND RECENT DEVELOPMENTS

As described in Note 5 ("Note 5") to the Condensed Consolidated Financial Statements included in Part I, Item 1 of this Quarterly Report on Form 10-Q, there are legal proceedings covering a wide range of matters pending in various U.S. and foreign jurisdictions against the Company, its subsidiaries and affiliates, including PM Inc. and PMI, and their respective indemnitees. Various types of claims are raised in these proceedings, including product liability, consumer protection, antitrust, tax, patent infringement, employment matters, claims for contribution and claims of competitors and distributors. Pending claims related to tobacco products generally fall within the following categories: (i) smoking and health cases alleging personal injury brought on behalf of individual plaintiffs, (ii) smoking and health cases alleging personal injury and purporting to be brought on behalf of a class of individual plaintiffs, (iii) health care cost recovery cases brought by governmental and non-governmental plaintiffs seeking reimbursement for health care expenditures allegedly caused by cigarette smoking, and (iv) all other tobacco-related litigation. Governmental plaintiffs in the health care cost recovery actions include various cities and counties in the United States and certain foreign governmental entities. Non-governmental plaintiffs in these cases include union health and welfare trust funds ("unions"), native American tribes, insurers and self-insurers, taxpayers and others.

The following lists the pending claims included in the latter two of these categories and certain other pending claims. Certain developments in these cases since April 1, 1999, are also described.

                         SMOKING AND HEALTH LITIGATION

The following lists the smoking and health class actions pending against PM Inc. and, in some cases, the Company and/or its other subsidiaries and affiliates, including PMI, as of August 1, 1999, and describes certain developments since April 1, 1999.

Domestic Cases

Engle, et al. v. R.J. Reynolds Tobacco Co., et al., Circuit Court, Dade County, Florida, filed May 5, 1994. In July 1999, the jury returned a verdict in favor of plaintiffs in Phase One of the trial. (For a more detailed discussion of the Phase One verdict and certain other recent developments in this case, see Note 5.)

Granier, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, Louisiana, filed September 26, 1994. In June 1999, the court terminated this case but left open the option for it to be reinstated in the future.

Norton, et al. v. RJR Nabisco Holdings Corporation, et al., Superior Court, Madison County, Indiana, filed May 3, 1996.

Richardson, et al. v. Philip Morris Incorporated, et al., Circuit Court, Baltimore City, Maryland, filed May 24, 1996.

Scott, et al. v. The American Tobacco Company, et al., District Court, Orleans Parish, Louisiana, filed May 24, 1996.

Frosina, et al. v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed June 19, 1996.

Reed, et al. v. Philip Morris Incorporated, et al., Superior Court, District of Columbia, filed June 21, 1996. In July 1999, the court denied plaintiff's second motion for class certification.


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Barnes (formerly Arch), et al. v. The American Tobacco Company, et al., United
States District Court, Eastern District, Pennsylvania, filed August 8, 1996. In May 1999, the United States Supreme Court denied plaintiffs' petition for a writ of certiorari. Plaintiffs had filed the petition following the ruling by the Third Circuit Court of Appeals that affirmed the trial court's orders granting defendants' motion for summary judgment and decertifying the class.

Lyons, et al. v. The American Tobacco Company, et al., United States District Court, Southern District, Alabama, filed August 8, 1996.

Chamberlain, et al. v. The American Tobacco Company, et al., United States District Court, Northern District, Ohio, filed August 14, 1996. In April 1999, the court denied plaintiffs' motion for class certification.

Thompson, et al. v. The American Tobacco Company, Inc., et al., United States District Court, Minnesota, filed September 4, 1996.

Perry/Champion, et al. v. American Tobacco Co., Inc., et al., Circuit Court for Coffee County, Tennessee, at Manchester, filed September 6, 1996.

Connor, et al. v. The American Tobacco Company, et al., Second Judicial District Court, Bernalillo County, New Mexico, filed October 10, 1996.

Hansen, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, Arkansas, filed November 4, 1996. In July 1999, the court denied plaintiffs' motion for class certification.

McCune, et al. v. The American Tobacco Company, et al., Circuit Court of Kanawha County, West Virginia, filed January 31, 1997.

Muncy (formerly Ingle and formerly Woods), et al. v. Philip Morris Incorporated, et al., Circuit Court, McDowell County, West Virginia, filed February 4, 1997.

Peterson, et al. v. The American Tobacco Company, et al., United States District Court, Hawaii, filed February 6, 1997.

Walls, et al. v. The American Tobacco Company, et al., United States District Court, Northern District, Oklahoma, filed February 6, 1997.

Selcer, et al. v. R.J. Reynolds Tobacco Company, et al., United States District Court, Nevada, filed March 3, 1997.

Geiger, et al. v. The American Tobacco Company, et al., Supreme Court, Queens County, New York, filed April 30, 1997. In June 1999, the court denied plaintiffs' motion for class certification.

Cole, et al. v. The Tobacco Institute, Inc., et al., United States District Court, Eastern District, Texas, Texarkana Division, filed May 5, 1997.

Cosentino, et al. v. Philip Morris Incorporated, et al., Superior Court, Middlesex County, New Jersey, filed May 21, 1997. In July 1999, the New Jersey Supreme Court denied plaintiffs' motion for leave to appeal the trial court's decision denying class certification.


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

Clay, et al. v. The American Tobacco Company, Inc., et al., United States District Court, Southern District, Illinois, Benton Division, filed May 22, 1997. In June 1999, the court denied plaintiffs' motion for class certification.

Anderson, et al. v. The American Tobacco Company, Inc., et al., United States District Court, Eastern District, Tennessee, filed May 23, 1997.

Taylor, et al. v. The American Tobacco Company, Inc., et al., Circuit Court, Wayne County, Michigan, filed May 23, 1997.

Kirstein (formerly Enright), et al. v. The American Tobacco Company, Inc., et al., Superior Court, Middlesex County, New Jersey, filed May 28, 1997. In July 1999, the New Jersey Supreme Court denied plaintiffs' motion for leave to appeal the trial court's decision denying class certification.

Tepper, et al. v. Philip Morris Incorporated, et al., Superior Court, Middlesex County, New Jersey, filed May 28, 1997. In July 1999, the New Jersey Supreme Court denied plaintiffs' motion for leave to appeal the trial court's decision denying class certification.

Brown, et al. v. The American Tobacco Company, Inc., et al., Superior Court, San Diego County, California, filed June 10, 1997.

Lippincott, et al. v. The American Tobacco Company, Inc., et al., Superior Court, Middlesex County, New Jersey, filed June 13, 1997. In July 1999, the New Jersey Supreme Court denied plaintiffs' motion for leave to appeal the trial court's decision denying class certification.

Brammer, et al. v. R.J. Reynolds Tobacco Company, et al., United States District Court, Southern District, Iowa, filed June 20, 1997.

Daley, et al. v. American Brands, Inc., et al., United States District Court, Northern District, Illinois, filed July 7, 1997.

Piscitello, et al. v. Philip Morris Incorporated, et al., Superior Court, Middlesex County, New Jersey, filed July 28, 1997. In July 1999, the New Jersey Supreme Court denied plaintiffs' motion for leave to appeal the trial court's decision denying class certification.

Bush, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, Texas, filed September 10, 1997.

Nwanze, et al. v. Philip Morris Companies Inc., et al., United States District Court, Southern District, New York, filed September 29, 1997. In May 1999, the court denied defendants' motion to dismiss.

Badillo, et al. v. The American Tobacco Company, et al., United States District Court, Nevada, filed October 8, 1997.

Newborn, et al. v. Brown & Williamson Tobacco Corporation, et al., United States District Court, Western District, Tennessee, filed October 9, 1997.

Young, et al. v. The American Tobacco Company, et al., Civil District Court, Orleans Parish, State of Louisiana, filed November 12, 1997.


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

Aksamit, et al. v. Brown & Williamson Tobacco Corporation, et al., United States District Court, South Carolina, filed November 20, 1997.

Jackson, et al. v. Philip Morris Incorporated, et al., United States District Court, Central District, Utah, filed February 13, 1998.

Parsons, et al. v. A C & S, Inc., et al., Circuit Court, Kanawha County, West Virginia, filed February 27, 1998.

Basik (formerly Mendys), et al. v. Lorillard Tobacco Company, et al., Circuit Court of Cook County, Illinois, filed March 17, 1998.

Daniels, et al. v. Philip Morris Companies Inc., et al., Superior Court, San Diego County, California, filed April 2, 1998.

Christensen, et al. v. Philip Morris Companies Inc., et al., United States District Court, Nevada, filed April 3, 1998.

Avallone, et al. v. The American Tobacco Company, Inc., et al., New Jersey Superior Court, Atlantic County Law Division, filed April 23, 1998.

Cleary, et al. v. PM Inc., et al., Circuit Court, Cook County Illinois, County Law Department, Law Division, filed June 3, 1998.

Vaughan, et al. v. Philip Morris Inc., et al., United States District Court, Western District of Virginia, filed June 30, 1998. In June 1999, plaintiffs voluntarily dismissed this case.

Creekmore, et al. v. Brown & Williamson, et al., Superior Court of Bucombe County, North Carolina, filed July 31, 1998.

Jimenez, et al. v. Brown & Williamson Tobacco Corporation, et al., Second Judicial District Court, County of Bernalillo, New Mexico, filed August 20, 1998.

Smokers for Fairness, LLC et al. v. The State of California, et al., Los Angeles, Superior Court, California, filed September 25, 1998. In June 1999, plaintiffs voluntarily dismissed this case without prejudice.

Sweeney, et al. v. The American Tobacco Company, et al., United States District Court, Western District, Pennsylvania, filed October 15, 1998.

Brown, et al. v. Philip Morris, Inc., et al., United States District Court, Eastern District of Pennsylvania, filed October 16, 1998. In this case, plaintiffs allege that tobacco companies' "discriminatory targeting of menthol tobacco product sales to Black Americans" violates federal civil rights statutes.

Gatlin, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District of Missouri, filed December 21, 1998.

Jones, et al. v. The American Tobacco Company, et al., Circuit Court, Jackson County, Missouri, filed December 22, 1998.

Tobacco Consumers' Group Number 3 v. R. J. Reynolds Tobacco Company, et al., United States District Court, Massachusetts, filed March 24, 1999.


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

Sturgeon, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District of New York, filed April 9, 1999.

Julian, et al., v. Philip Morris Companies Inc., Circuit Court for Montgomery County, Alabama, filed April 14, 1999.

International Cases

Caputo (formerly LeTourneau) v. Imperial Tobacco Limited, et al., Ontario Court of Justice, Toronto, Canada, filed January 13, 1995.

The Smoker Health Defense Association, et al. v. Souza Cruz, S.A. and Philip Morris Marketing, S.A., 19th Lower Civil Court of the Central Courts of the Judiciary District of Sao Paulo, Brazil, filed July 25, 1995.

DaSilva, et al. v. Nigerian Tobacco Company, et al., High Court of Lagos State, Nigeria, filed September 8, 1997.

National Association for Assistance to Consumers and Workers v. Souza Cruz S.A. and Philip Morris Brasil S.A., The Fifth Court of Bankruptcies and Reorganizations of the Capital District of the State of Rio de Janeiro, Brazil, filed March 16, 1998.

Fortin, et al. v. Imperial Tobacco Ltd., et al., Quebec Superior Court, Canada, filed on or about September 11, 1998.

Conseil Quebecois sur le Tabac v. RJR-Macdonald Inc., et al., Quebec Superior Court, Canada, filed November 20, 1998.

Associacao Cearense' de Defesa da Saude do Fumante e Ex-Fumante (ACEDESFE) v. Philip Morris Brazil, S.A., et al., Third Civil Court of the State of Ceara, Forteleza, Brazil, filed April 12, 1999.

Nixon v. Philip Morris (Australia) Limited, et al., Federal Court, New South Wales Registry, filed April 16, 1999.

Yabin Galidi, et al. v. Dubek Ltd., et al., Tel Aviv-Yaffo Region Court, Israel, filed (but not officially served) July 12, 1999.

                      HEALTH CARE COST RECOVERY LITIGATION

The following lists the health care cost recovery actions pending against PM Inc. and, in some cases, the Company and/or its other subsidiaries and affiliates as of August 1, 1999, and describes certain developments since April 1, 1999. Exhibit 99.2 hereto sets forth the status of the Master Settlement Agreement ("MSA") in each of the respective settling jurisdictions.

The Company believes that the city/county, taxpayer and claims in certain of the other health care cost recovery actions listed below are released in whole or in part by the MSA or that recovery in any such actions should be subject to the offset provisions of the MSA.


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

City/County Cases

City and County of San Francisco, et al. v. Philip Morris Incorporated, et al., United States District Court, Northern District, California, filed June 6, 1996.

People of the State of California v. Philip Morris Incorporated, et al., Superior Court, San Francisco County, California, filed September 5, 1996. In June 1999, plaintiffs voluntarily dismissed their case with prejudice pursuant to the MSA.

City of New York, et al. v. The Tobacco Institute, et al., Supreme Court, New York County, New York, filed October 17, 1996.

County of Erie v. The Tobacco Institute, Inc., et al., Supreme Court, Erie County, New York, filed January 14, 1997.

County of Cook v. Philip Morris, Incorporated, et al., Circuit Court, Cook County, Illinois, filed April 18, 1997.

City of Birmingham, Alabama and the Greene County Racing Commission v. The American Tobacco Company, et al., United States District Court for the Northern District of Alabama, filed May 28, 1997.

City of St. Louis v. American Tobacco, et al., Circuit Court for the City of St. Louis, filed November 23, 1998.

County of St. Louis v. American Tobacco, et al., United States District Court, Eastern District of Missouri, filed December 3, 1998.

County of Allegheny v. American Tobacco Company, et al., United States District Court, Pennsylvania, filed March 5, 1999. In May 1999, plaintiff voluntarily dismissed this case.

Craig J. Wedde v. Philip Morris Incorporated, et al., Circuit Court Fond Du Lac County, Wisconsin, filed April 7, 1999.

International Cases

Republic of the Marshall Islands v. The American Tobacco Company, et al., High Court, Republic of the Marshall Islands, filed October 20, 1997. In July 1999, the court denied defendants' motion to dismiss.

The Republic of Guatemala v. The Tobacco Institute, Inc., et al., United States District Court, District of Columbia, filed May 11, 1998. In June 1999, the Multi-District Litigation Panel granted certain defendants' motions for consolidation of this and other cases allegedly brought by foreign nations for pre-trial purposes and transferred the actions to the United States District Court for the District of Columbia.

The Republic of Panama v. The American Tobacco Company, Inc., et al., District Court of Orleans Parish, Louisiana, filed September 11, 1998.

Kupat Holim Clalit v. Philip Morris, Inc., et al., Jerusalem District Court, Israel, filed September 28, 1998.


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

Her Majesty the Queen in Right of British Columbia v. Imperial Tobacco Limited, et al., Supreme Court, British Columbia, Vancouver Registry, Canada, filed November 12, 1998. This lawsuit relies heavily upon recently enacted legislation in British Columbia which is being separately challenged by Canadian tobacco companies. An agreement has been reached with the government in British Columbia that these separate constitutional challenges will be litigated prior to the health care cost recovery action. These constitutional challenges are scheduled to be heard by the Canadian courts in October 1999.

The Republic of Nicaragua v. Liggett Group, Inc., et al., United States District Court, District of Columbia, filed December 10, 1998. In June 1999, the Multi-District Litigation Panel granted certain defendants' motions for consolidation of this and other cases allegedly brought by foreign nations for pre-trial purposes and transferred the actions to the United States District Court for the District of Columbia.

The Republic of Bolivia v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed January 20, 1999. In June 1999, the Multi-District Litigation Panel granted certain defendants' motions for consolidation of this and other cases allegedly brought by foreign nations for pre-trial purposes and transferred the actions to the United States District Court for the District of Columbia.

The Republic of Venezuela v. Philip Morris Companies Inc., et al., Circuit Court of the Eleventh Judicial Circuit, Miami-Dade County, Florida, filed January 27, 1999. In June 1999, the Multi-District Litigation Panel granted certain defendants' motions for consolidation of this and other cases allegedly brought by foreign nations for pre-trial purposes and transferred the actions to the United States District Court for the District of Columbia.

The Kingdom of Thailand v. Tobacco Institute, et al., United States District Court, District of Columbia, filed January 29, 1999. In June 1999, the Multi-District Litigation Panel granted certain defendants' motions for consolidation of this and other cases allegedly brought by foreign nations for pre-trial purposes and transferred the actions to the United States District Court for the District of Columbia. Thereafter, the court granted plaintiff's motion to voluntarily dismiss this case without prejudice.

The Caisse Primaire d'Assurance Maladie of Saint-Nazaires v. SEITA, et al., Civil Court of Saint-Nazaires, France, filed June 1999.

The State of Rio de Janeiro of the Federal Republic of Brazil v. Philip Morris Companies Inc., et al., United States District Court, Eastern District of Texas, filed July 12, 1999.

Union Cases

Stationary Engineers Local 39 Health and Welfare Trust Fund v. Philip Morris, Inc., et al., United States District Court, Northern District, California, filed April 25, 1997. In May 1999, the court granted defendants' motion to dismiss claims for disgorgement of profits and restitution under California's unfair competition statute, but denied the motion with respect to claims for fraud and misrepresentation, negligent breach of special duty, and claims for injunctive relief under the statute. In June 1999, plaintiffs filed a motion to dismiss the entire action without prejudice.

Iron Workers Local Union No. 17 Insurance Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Northern District, Ohio, Eastern Division, filed May 20, 1997. In March 1999, a jury returned a verdict in favor of defendants on all counts. Plaintiffs' motion for a new trial was denied and that decision is being appealed.

Northwest Laborers-Employers Health and Security Trust Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Western District, Washington, filed May 21, 1997. In July 1999, the court entered judgment for defendants finding, inter alia, that "[p]roximate cause is missing as to all claims."

Central Laborers Welfare Fund, et al. v. Philip Morris, Inc., et al., Circuit Court for the Third Judicial Circuit, Madison County, Illinois, filed May 30, 1997.


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

Massachusetts Laborers Health and Welfare Fund v. Philip Morris, Inc., et al., United States District Court, Massachusetts, filed June 2, 1997. In August 1999, the court granted defendants' motion to dismiss as to all counts except one, ruling that plaintiffs can only proceed on that claim on the basis of subrogation.

Hawaii Health and Welfare Trust Fund for Operating Engineers v. Philip Morris, Inc., et al., United States District Court, Hawaii, filed June 13, 1997.

Laborers Local 17 Health and Benefit Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Southern District, New York, filed June 19, 1997. In April 1999, the United States Court of Appeals for the Second Circuit reversed the district court's order denying defendants' motion to dismiss on remoteness grounds. The Court of Appeals remanded the case to the district court with instructions to dismiss the complaint.

Ark-La-Miss Laborers Welfare Fund, et al. v. Philip Morris, Inc. et al., United States District Court for the Eastern District of Louisiana, filed June 20, 1997.

Kentucky Laborers District Council Health and Welfare Trust Fund, et al. v. Hill & Knowlton, Inc., et al., United States District Court, Western District, Kentucky, Louisville Division, filed June 20, 1997.

Oregon Laborers -- Employers Health and Welfare Trust Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Oregon, filed June 20, 1997. In July 1999, the United States Court of Appeals for the Ninth Circuit affirmed the trial court's dismissal of this suit.

United Federation of Teachers Welfare Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Southern District, New York, filed June 25, 1997. This case has been consolidated with the Laborers Local 17 and Benefit Fund case referred to above.

Laborers and Operating Engineers Utility Agreement Health and Welfare Trust Fund for Arizona v. Philip Morris Incorporated, et al., United States District Court, Arizona, filed July 7, 1997.

International Union of Operating Engineers, Local 132, Health and Welfare Fund
v. Philip Morris, Inc., et al., United States District Court, Southern District, West Virginia, Huntington Division, filed July 10, 1997. In June 1999, the court dismissed this case with prejudice.

Rhode Island Laborers Health and Welfare Fund v. Philip Morris Incorporated, et al., United States District Court, Rhode Island, filed July 20, 1997.

Eastern States Health and Welfare Fund, et al. v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed July 28, 1997.

Asbestos Workers Local 53 Health and Welfare Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Eastern District, Louisiana, filed August 15, 1997.

Steamfitters Local Union No. 420 Welfare Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Eastern District, Pennsylvania, filed August 21, 1997.

Construction Laborers of Greater St. Louis Welfare Fund, et al. v. Philip Morris, Inc., et al., Circuit Court for the City of St. Louis, Missouri, filed September 2, 1997.

The Arkansas Carpenters Health & Welfare Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Eastern District, Arkansas, filed September 4, 1997.


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

West Virginia--Ohio Valley Area International Brotherhood of Electrical Workers Welfare Fund v. The American Tobacco Company, et al., United States District Court, Southern District, West Virginia, filed September 11, 1997. In August 1999, the court granted plaintiff's motion to dismiss the case without prejudice subject to two terms: (1) plaintiff cannot oppose defendants' use of discovery and research materials in any refiled action and (2) plaintiff cannot assert any claim in a refiled action that is based on alleged injury to the Fund's individual members.

Teamsters Union No. 142 Health and Welfare Trust Fund and Sheet Metal Workers Local Union No. 20 Welfare and Benefit Fund v. Philip Morris Incorporated, et al., Circuit Court of St. Joseph County, Indiana, filed September 12, 1997.

Puerto Rican ILGWU Health & Welfare Fund, et al. v. Philip Morris Inc., et al., Supreme Court, State of New York, County of New York, filed September 17, 1997.

New Jersey Carpenters' Health Fund, et al. v. Philip Morris, Inc., et al., United States District Court, New Jersey, filed September 25, 1997. In May 1999, the court dismissed this case with prejudice.

New Mexico and West Texas Multi-Craft Health and Welfare Trust Fund, et al. v. Philip Morris, Inc., et al., Second Judicial District Court, Bernalillo County, New Mexico, filed October 10, 1997.

Central States Joint Board v. Philip Morris, Inc., et al., United States District Court, Northern District, Illinois, filed October 20, 1997.

International Brotherhood of Teamsters, Local 734 v. Philip Morris, Inc., et al., United States District Court, Northern District, Illinois, filed October 20, 1997.

Texas Carpenters Health Benefit Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Eastern District, Texas, Beaumont Division, filed October 31, 1997.

United Food and Commercial Workers Unions and Employers Health and Welfare Fund
v. Philip Morris, Inc., et al., United States District Court, Northern District, Alabama, filed November 13, 1997.

IBEW Local 25 Health and Benefit Fund v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed November 25, 1997.

IBEW Local 363 Welfare Fund v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed November 25, 1997.

Local 138, 138A and 138B International Union of Operating Engineers Welfare Fund
v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed November 25, 1997.

Local 840, International Brotherhood of Teamsters Health and Insurance Fund v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed November 25, 1997.

Long Island Regional Council of Carpenters Welfare Fund v. Philip Morris, Inc., Supreme Court, State of New York, County of New York, filed November 25, 1997.

Day Care Council - Local 205 D.C. 1707 Welfare Fund v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed December 8, 1997.

Local 1199 Home Care Industry Benefit Fund v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed December 8, 1997.

Local 1199 National Benefit Fund for Health and Human Services Employees v. Philip Morris, Inc., et al., Supreme Court, New York County, New York, filed December 8, 1997.

Operating Engineers Local 324 Health Care Fund, et al. v. Philip Morris, Inc., et al., Circuit Court, Wayne County, Michigan, filed December 30, 1997.

Carpenters & Joiners Welfare Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, Minnesota, filed December 31, 1997. In April 1999, the court granted defendants' motion to dismiss ruling that plaintiffs' alleged injuries were "too derivative and remote" to be cognizable under federal antitrust and RICO law.

Steamfitters Local Union No. 614 Health & Welfare Fund, et al. v. Philip Morris, Inc., et al., Circuit Court, Thirteenth Judicial District, Tennessee, filed January 7, 1998.

National Asbestos Workers Medical Fund, et al. v. Philip Morris Incorporated, et al., United States District Court for the Eastern District of New York, filed February 27, 1998. In August 1999, the court denied defendants' motion to dismiss the amended complaint.

Milwaukee Carpenters, et al. v. Philip Morris Incorporated, et al., United States District Court for the Eastern District of Wisconsin, filed March 4, 1998.

Service Employees International Union Health & Welfare Fund, et al. v. Philip Morris, Inc., et al., United States District Court, District of Columbia, filed March 19, 1998.

Utah Laborers' Health and Welfare Trust Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, Utah, filed June 13, 1998.

S.E.I.U. Local 74 Welfare Fund, et al. v. Philip Morris, Inc., et al., United States District Court, District of Columbia, filed June 22, 1998.

Michael H. Holland, et al. v. Philip Morris, Inc., et al., United States District Court, District of Columbia, filed July 9, 1998.

Native American Cases

The Muscogee Creek Nation, et al. v. The American Tobacco Company, et al., District Court, Muscogee Creek Nation, Okmulgee District, filed June 20, 1997.

Crow Creek Sioux Tribe v. The American Tobacco Company, et al., Tribal Court, Crow Creek Sioux Tribe, filed September 14, 1997.

Sisseton-Wahpeton Sioux Tribe v. Philip Morris Incorporated, et al., Tribal Court of the Sisseton-Wahpeton Sioux Tribe, filed May 8, 1998.

Standing Rock Sioux Tribe v. Philip Morris Incorporated, et al., Tribal Court of the Standing Rock Sioux Indian Reservation, filed May 8, 1998.

Yukon-Kushokwim Health Corporation v. Philip Morris Incorporated, et al., Superior Court for the State of Alaska, Fourth Judicial District of Bethel, Alaska, filed April 5, 1999.

Acoma Pueblo, et al. v. American Tobacco Co., et al., New Mexico, First Judicial District Court, Santa Fe County, New Mexico, filed June 16, 1999.

Insurer and Self-Insurer Cases

Group Health Plan, et al. v. Philip Morris, Inc., et al., United States District Court, Minnesota, filed March 11, 1998. In April 1999, the court dismissed all claims except the state antitrust and conspiracy claims.

Conwed Corporation and Leucadia, Inc. v. RJ Reynolds Tobacco Company, et al., United States District Court, Minnesota, filed April 9, 1998. In April 1999, the court dismissed the complaint without prejudice, ruling that ERISA preempts all of the plaintiff's non-workers' compensation claims and that the workers' compensation claims were inadequately plead as to the essential elements of each subrogor-employee's underlying claims.

Arkansas Blue Cross and Blue Shield, et al. v. Philip Morris Incorporated, et al., United States District Court, Northern District, Illinois, filed April 29, 1998. In April 1999, the court denied defendants' motion to dismiss. In so ruling, the judge agreed that plaintiffs stated a claim for relief and recommended that plaintiffs proceed under federal RICO. In August 1999, the court denied defendants' motion to reconsider the denial of the motion to dismiss and granted certification of the order for interlocutory appeal to the Seventh Circuit.

Blue Cross and Blue Shield of New Jersey, Inc., et al. v. Philip Morris, Incorporated, et al., United States District Court, Eastern District, New York, filed April 29, 1998. In May 1999, the court directed plaintiffs to show cause why the court should not reconsider its denial of defendants' motion to dismiss or, in the alternative, certify this denial for immediate appeal, in light of the Second Circuit's decision in Laborers Local 17 discussed above. In August 1999, the court denied defendants' motion to dismiss the amended complaint.

Regence BlueShield, et al. v. Philip Morris, Inc., et al., United States District Court, Western District, Washington, filed April 29, 1998.

Taxpayer Cases

Coyne, et al. v. The American Tobacco Company, et al., United States District Court for the Northern District of Ohio, filed September 17, 1996. In July 1999, an appeals court affirmed the trial court's ruling that granted defendants' motion to dismiss on the grounds that plaintiffs lacked standing to sue as taxpayers.

State of Tennessee, et al., ex. rel. Beckom, et al. v. The American Tobacco Company, et al., United States District Court for the Eastern District of Tennessee, filed May 8, 1997.

Woods, et al. v. The American Tobacco Company, et al., United States District Court, Middle District, North Carolina, filed February 13, 1998.


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Wynn v. Philip Morris Inc., et al., Circuit Court, Birmingham, Alabama, filed
May 27, 1998.

Other Cases

Perry, et al. v. The American Tobacco Company, et al., Circuit Court, Coffee County, Tennessee, filed September 30, 1996.

University of South Alabama v. The American Tobacco Company, et al., United States District Court, Southern District, Alabama, filed May 23, 1997.

Mason, et al. v. The American Tobacco Company, et al., United States District Court, Northern District, Texas, filed December 23, 1997. In May 1999, the United States Justice Department advised the court that the Federal Government does not plan to intervene in this suit.

In re TOBACCO CASES II, Superior Court for the State of California, Judicial Council Coordination Proceeding No. 4042. The court in this case has consolidated 30 previously filed cases, including 26 health care cost recovery actions filed by unions (21 of which were recently voluntarily dismissed by plaintiffs without prejudice) and one by native Americans, two Proposition 65 cases, and one smoking and health class action. In a July 1999 telephonic ruling, the court in the native American case denied defendants' motion to dismiss except with respect to claims for violation of the California Business and Professional Code. The Proposition 65 cases have been set for trial in February 2000, and the union cases (which are to proceed as a class action) have been set for trial in June 2000.

Allegheny General Hospital, et al. v. Philip Morris, Inc., et al., United States District Court, Western District, Pennsylvania, filed December 10, 1998.

Association of Washington Public Hospital Districts, et al. v. Philip Morris Incorporated, United States District Court, Western District of Washington, filed March 17, 1999.

CERTAIN OTHER TOBACCO-RELATED ACTIONS

The following lists certain other tobacco-related litigation pending against the Company and/or various subsidiaries and others as of August 1, 1999, and describes certain developments since April 1, 1999.

Asbestos Contribution Cases

Raymark Industries, Inc. v. R. J. Reynolds Tobacco Company, et al., Circuit Court, Fourth Judicial Circuit, Duval County, Florida, filed September 15, 1997.

Raymark Industries, Inc. v. Brown & Williamson Tobacco Corporation, et al., United States District Court for the Northern District of Georgia, Atlanta Division, filed September 15, 1997.

Fibreboard Corporation and Owens Corning v. The American Tobacco Company, et al., Superior Court of Alameda County, California, filed December 11, 1997.

Keene Creditors Trust v. Brown & Williamson Tobacco Corporation, et al., Supreme Court of New York County, New York, filed December 19, 1997.

Robert A. Falise, et al. v. The American Tobacco Company, et al., United States District Court for the Southern District of New York, filed December 31, 1997.

H. K. Porter Company, Inc. v. The American Tobacco Company, et al., United States District Court for the Eastern District of New York, filed December 31, 1997.


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Raymark Industries, Inc. v. R. J. Reynolds Tobacco Company, et al., Circuit
Court, Fourth Judicial Circuit, Duval County, Florida, filed December 31, 1997.

Raymark Industries, Inc. v. The American Tobacco Company, et al., United States District Court for the Eastern District of New York, filed January 30, 1998.

Ezell Thomas (As to all Defendants) and Owens Corning (As to all Tobacco Defendants Only) v. R. J. Reynolds Tobacco Company, et al., Circuit Court of Jefferson County, Mississippi, filed August 30, 1998.

The Seibels Bruce Group, Inc. v. R. J. Reynolds Tobacco Company, et al., United States District Court for the Northern District of California, filed December 30, 1998.

UNR Asbestos-Disease Claims Trust v. Brown & Williamson Tobacco Corporation, et al., Supreme Court of New York County, New York, filed March 15, 1999.

Marlboro Light/Ultra Light Cases

Hogue, et al. v. Philip Morris Companies, Inc. and Philip Morris, Inc., United States District Court for the Middle District of Florida, filed June 30, 1998.

Cummis, et al. v. Philip Morris Companies, Inc. and Philip Morris, Inc., Superior Court, Middlesex County, New Jersey, filed July 9, 1998.

McNamara, et al. v. Philip Morris Companies, Inc. and Philip Morris, Inc., United States District Court for the Eastern District of Pennsylvania, filed July 16, 1998.

Aspinall, et al. v. Philip Morris Companies, Inc. and Philip Morris Incorporated, Superior Court of the Commonwealth of Massachusetts, Suffolk County, filed November 24, 1998.

Russell, et al. v. Philip Morris Incorporated and Philip Morris Companies, Inc., United States District Court for the Eastern District of Tennessee, filed November 24, 1998. In April 1999, plaintiffs voluntarily dismissed this case.

McClure, et al. v. Philip Morris Companies Inc. and Philip Morris Incorporated, Circuit Court of Davidson County, Tennessee, filed February 19, 1999.

Cocca, et al. v. Philip Morris Incorporated, United States District Court, District of Arizona, filed May 13, 1999.

Popa, et al. v. Philip Morris Companies Inc., et al., United States District Court, Northern District of Ohio, filed June 30, 1999.

Retail Leaders Case

R.J.Reynolds Tobacco Company, et al. v. Philip Morris Incorporated, United States District Court, Middle District of North Carolina, filed March 12, 1999. As further discussed in Note 5, in June 1999, the court issued a preliminary injunction against certain limited portions of PM Inc.'s "Retail Leaders" retail merchandising program.


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

Vending Machine Case

Lewis d/b/a B&H Vendors v. Philip Morris Inc., United States District Court for the Middle District of Tennessee, filed February 3, 1999. In June 1999, the court denied plaintiffs' motion for a preliminary injunction.

Proposition 65 Cases--The Company believes that these cases are released in whole or in part by the MSA or that recovery in any such action should be subject to the offset provisions of the MSA.

The People of the State of California, et al. v. Philip Morris Incorporated, et al., Superior Court of Los Angeles County, California, filed July 14, 1998. In April 1999, the court coordinated this case with In Re Tobacco Cases II discussed above.

The People of the State of California, et al. v. Brown & Williamson Tobacco Corporation, et al., Superior Court of San Francisco County, California, filed July 28, 1998. This case has been coordinated with In Re Tobacco Cases II discussed above.

MSA-Related Cases

Hise, et al. v. Philip Morris Incorporated, et al., United District Court for the Northern District of Oklahoma, filed December 15, 1998. In April 1999, the court granted defendants' motions for summary judgment.

Forces Action Project, LLC, et al. v. The State of California, et. al., United States District Court for the Northern District of California, filed January 23, 1999.

A.D. Bedell Wholesale Co. v. Philip Morris Incorporated, et al., United States District Court, Western District of Pennsylvania, filed April 9, 1999.


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

                              CERTAIN OTHER ACTIONS

The following lists certain other actions pending against subsidiaries of the Company and others as of August 1, 1999.

National Cheese Exchange Cases

Consolidated Action: (Servais, et al. v. Kraft Foods, Inc. and the National Cheese Exchange, Inc., Circuit Court of Dane County, Wisconsin, filed May 5, 1997; Dodson, et al. v. Kraft Foods, Inc., et al., Circuit Court of Dane County, Wisconsin, filed July 1, 1997; Noll, et al. v. Kraft Foods, Inc., et al., Circuit Court of Dane County, Wisconsin, filed July 11, 1997.)

Vincent, et al. v. Kraft Foods, Inc., Circuit Court of Cook County, Illinois, filed October 27, 1997.

Knevelboard Dairies, et al. v. Kraft Foods, Inc., et al., United States District Court for the Central District of California, filed April 14, 1998.

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